UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 4, 2022

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GHST World Inc.

(Exact Name of Registrant as Specified in Charter)

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Delaware	000-31705	91-2007477
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

667 Madison Avenue 5th Floor New York, NY		10065
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (212) 634-6860

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(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01 Changes in Company’s Certifying Accountant.

On October 4, 2022, Ciro E. Adams, CPA, LLC (the “Auditor) informed GHST World, Inc. (the “Company”) of their formal resignation as the Company’s independent registered public accounting firm.

The accounting reports of the Auditor on the Company’s consolidated financial statements for fiscal years (“FY”) ended June 30, 2021 (“2021”) and June 30, 2022 (“2022”) did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that each report on the Company’s consolidated financial statements contained an explanatory paragraph regarding the Company’s ability to continue as a going concern based on the Company’s significant working capital deficiency, significant losses and needs to raise additional funds in FY ended 2021 and 2022.

During FY ended 2021 and 2022 and the subsequent interim period through October 4, 2022, the effective date of the Auditors dismissal, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and the Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of the Auditors would have caused the Auditor to make reference thereto in its reports on the consolidated financial statements of the Company for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided the Auditor a copy of this Report prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested the Auditor to furnish the Company with a letter addressed to the SEC, stating whether or not it agrees with the statements made in this Item 4.01. A copy of the Auditor’s letter dated October 7, 2022, confirming its agreement with the disclosures in this Item 4.01 is attached as Exhibit 10.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit
10.1	Letter from Ciro E. Adams, CPA, LLC, dated October 7, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GHST World Inc.

Date: October 11, 2022	By:	/s/ Edoardo Berti Riboli
	Name:	Edoardo Berti Riboli
	Title:	Chief Executive Officer